UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1 )

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MICROFIELD GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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111 SW Columbia Suite 480
Portland, OR 97201

ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 24, 2008

To Our Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Microfield Group, Inc., to be held on September 24, 2008 at the Pruneyard Plaza Hotel at 1995 S. Bascom Avenue, Campbell, CA 95008, at 10:00 a.m., Pacific time.

At this meeting, you will be asked (1) to elect the directors of Microfield, (2) to approve the adoption of Microfield’s Tenth Restated Articles of Incorporation to change the name of the corporation from “Microfield Group, Inc.” to “EnergyConnect Group, Inc.,” (3) to approve the adoption of Microfield’s Tenth Restated Articles of Incorporation to remove language related to the fully converted series 2, 3 and 4 preferred stock and (4) to transact such other business as may properly come before the annual meeting.  Under Oregon corporation law, adopting restated Articles of Incorporation requires majority shareholder approval.  As a result, it is very important that your shares are represented at the meeting.  Accordingly, whether or not you plan to attend this meeting, we urge you to vote promptly by returning the enclosed proxy card.  You may also vote via the internet or by telephone by following the instructions contained on the proxy card.  Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the meeting.

Pursuant to recent changes to the federal securities laws, Microfield will now be making its proxy material available on the Internet rather than printing and mailing these materials.  On or about August 12, 2008 a Notice of Internet Availability of Proxy Materials, commonly referred to as a “Notice and Access Card,” was mailed to shareholders.  However, you do still have the right to receive your proxy materials by mail or e-mail if you request them, and you continue to have the right to vote by mail as well as by telephone and on the Internet.

All shareholders are encouraged to read this proxy statement, and the attached exhibits, in their entirety and consider them carefully in determining whether to vote for these proposals.

You may revoke your proxy at any time before it has been voted.

Thank you very much for your time and consideration in these matters.

Very truly yours,

MICROFIELD GROUP, INC.

By:	/s/ Randall R. Reed
Randall R. Reed
Secretary

MICROFIELD GROUP, INC.
111 SW Columbia Suite 480
Portland, OR 97201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held September 24, 2008

Notice is hereby given that Microfield Group, Inc., will hold its annual meeting of shareholders on September 24, 2008.  The meeting will be held at the Pruneyard Plaza Hotel at 1995 S. Bascom Avenue, Campbell, CA 95008, at 10:00 a.m., Pacific time, for the purpose of considering and acting upon the following:

1.	To elect seven directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified;

2.	To adopt Microfield’s Tenth Restated Articles of Incorporation to change the name of the corporation from “Microfield Group, Inc.” to “EnergyConnect Group, Inc.”;

3.	To adopt Microfield’s Tenth Restated Articles of Incorporation to remove language related to the fully converted series 2, 3 and 4 preferred stock; and

4.	To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

Holders of common stock of record at the close of business on July 18, 2008 are entitled to receive a Notice and Access Card and to vote at the annual meeting.  A complete list of shareholders will be open to examination of any shareholder at the Annual Meeting.

The Annual Meeting will start promptly at 10:00 a.m.  To avoid disruption, admission may be limited once the meeting begins.

MICROFIELD GROUP, INC.

By:	/s/ Randall R. Reed
Randall R. Reed
Secretary

IMPORTANT:
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET OR TELEPHONE BY FOLLOWING THE ENCLOSED INSTRUCTIONS. VOTING PROMPTLY WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. IN ADDITION, THE PROPOSALS RELATED TO THE ADOPTION OF RESTATED ARTICLES OF INCORPORATION REQUIRE THE APPROVAL OF A MAJORITY OF ALL SHARES OF OUR COMMON STOCK OUTSTANDING, AND NOT JUST A MAJORITY OF THE QUORUM. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.

PROXY STATEMENT

This Proxy Statement is furnished to the holders of the shares of common stock in connection with the solicitation of proxies for use at the annual meeting.  The annual meeting of shareholders of Microfield Group, Inc. (the “Company,” “Microfield,” “MICG,” “we,” “us,” or “our”) will be held on September 24, 2008, at the Pruneyard Plaza Hotel at 1995 S. Bascom Avenue, Campbell, CA 95008, at 10:00 a.m., Pacific time (the “Annual Meeting”).  The enclosed form of proxy is solicited by the Board of Directors of Microfield (the “Board”), and the cost of the solicitation will be borne by Microfield.  The costs and expenditures of the solicitation are not expected to exceed the amount normally expended for these types of proposals.  In addition to solicitation by mail, some of Microfield’s directors, officers, and regular employees may solicit proxies personally or by telephone or other means without additional compensation.  When the proxy is properly executed and returned, the shares of common stock it represents will be voted as directed at the Annual Meeting or any postponement or adjournment of the Annual Meeting.  If no direction is indicated, those shares of common stock will be voted “FOR” the proposals set forth in the attached Notice of Annual Meeting of shareholders.  Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Annual Meeting. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of Microfield, by delivering a later-dated proxy or by voting in person at the Annual Meeting.  The mailing address of the principal executive offices of Microfield is 111 SW Columbia, Suite 480, Portland, Oregon 97201.  The Notice and Access Card directing shareholders to this Proxy Statement, the attached notice of Annual Meeting of shareholders, and the accompanying proxy card, attached hereto as Appendix A, is first being mailed to shareholders on or about August 12, 2008.

RECORD DATE AND SHARES ENTITLED TO VOTE

Only holders of common stock of record as of the close of business on July 18, 2008 will be entitled to vote at the Annual Meeting.  As of the record date, Microfield had outstanding 94,053,666 shares of common stock held by 217 shareholders of record.  Holders of common stock on the record date are entitled to one vote for each common share of stock held on any matter that may properly come before the Annual Meeting.  All issued preferred stock of Microfield has, in accordance with the Articles of Incorporation, automatically converted to common stock prior to the record date and any shareholders that are in possession of preferred certificates are entitled to one vote for each share of common stock into which such share of preferred stock has converted into (rounded to the nearest whole share) on any matter that may properly come before the Annual Meeting.  Anyone holding preferred certificates can surrender those certificates to Microfield and ask that common share certificates be issued.

QUORUM AND VOTING REQUIREMENTS

The presence in person or by proxy of the holders of the majority of the shares of common stock issued and outstanding as of the record date and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Abstentions with respect to any proposal under consideration at the Annual Meeting will be counted for purposes of establishing a quorum.  If a quorum is present, abstentions will have no effect on the voting.  As of the record date, the directors and the executive officers of Microfield owned an aggregate of approximately 26.5% of the outstanding shares of common stock.  Shares of common stock held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters before the Annual Meeting even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner.

ELECTION OF DIRECTORS
(Proposal 1)

In accordance with the Company’s Bylaws, the Board of Directors shall consist of no fewer than three and no more than eleven directors, the specific number to be determined by resolution adopted by the Board of Directors.  The Board of Directors has set the number of directors at seven (7).  Directors will serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

NOMINEES FOR DIRECTOR

The names and certain information concerning the nominees for director are set forth below.  Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy.  In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a substitute nominee.  Proxies may not be voted for more than seven nominees.  The Board of Directors has nominated the persons named in the following table to be elected as directors.

NAME OF NOMINEE	POSITION WITH THE COMPANY	SERVED AS A DIRECTOR SINCE	AGE
Rodney M. Boucher	CEO, President & Director	October, 2005	64
John P. Metcalf	Director	June 29, 2007	57
Phillip G. Harris	Director	October 10, 2007	59
William C. McCormick	Chairman of the Board	February, 2004	74
Gene Ameduri	President of ECI & Director	October, 2005	60
Gary D. Conley	Director	February, 2006	47
Kurt E. Yeager	Director	May 10, 2007	68

There is no family relationship among any of the directors or executive officers of the Company.

RODNEY M. BOUCHER joined the Company through the acquisition of EnergyConnect.  He was appointed Chief Executive Officer and appointed to the Board of Directors on October 13, 2005.  Mr. Boucher was appointed President of the Company on April 24, 2008.  Prior to that date, Mr. Boucher was the founder, President and CEO of EnergyConnect, Inc. from its inception in 1998 until its acquisition by the Company in October 2005.  Before forming EnergyConnect, Mr. Boucher was Chief Executive Officer of Calpine Power Services and Senior Vice President of Calpine Corporation from 1995 to 1998.  Prior to that, Mr. Boucher served as Chief Operating Officer of Citizens Power and Light and held a number of senior management positions with PacificCorp and United Illuminating Company including Chief Information Officer, Vice President of Operations, Vice President of Power Resources, and Director of Engineering.  Mr. Boucher serves on the Board of Directors and Compensation Committee of SolFocus, a developer of solar technology specializing in concentrator solar technology.  Gary D. Conley, a Director on Microfield’s Board, is currently the CEO of Solfocus.  Mr. Boucher holds an AMP certificate from Harvard Business School, a MS in electrical engineering from Rensselaer Polytechnic University and a Bachelor of Science from Oregon State University.  Mr. Boucher is a member of several non-profit boards and a senior fellow of the American Leadership Forum.

JOHN P. METCALF was elected as a director on June 29, 2007.  Since November 2002, Mr. Metcalf has been a Partner with Tatum LLC, the largest executive services and consulting firm in the United States.  Mr. Metcalf has 18 years experience as a CFO, most recently at ESI, a provider of high-technology manufacturing equipment to the global electronics market.  Prior to ESI, Mr. Metcalf served as CFO for Siltronic, WaferTech, Siltec Corporation, and OKI Semiconductor.  Mr. Metcalf began his career at AMD, where he worked for eleven years in a number of finance managerial positions including Director and Controller of North American Operations.  Mr. Metcalf also currently serves on the Board of Directors and is Chairman of the Audit Committee for ParkerVision (NASDAQ:PRKR).

PHILLIP G. HARRIS was appointed as a director on October 10, 2007.  Mr. Harris has over thirty (30) years of energy industry experience.  Most recently, Mr. Harris retired from his positions as President and Chief Executive Officer of PJM Interconnection and chairman of the PJM Board.  PJM, the nation’s first fully functioning regional transmission organization, administers the world’s largest energy market and operates the world’s largest electricity grid.  Mr. Harris has served as a member of the North American Electric Reliability Council’s Board of Trustees.  He also is a member of the National Association of Corporate Directors, serving on its Corporate Advisory Committee.  In 2005, Mr. Harris was named CEO of the Year by Platts Global Energy Awards, becoming the first chief executive from his industry to receive the honor.  Mr. Harris currently serves on the Board of Directors of MMC Energy, Inc. (NASDAQ: MMCE), on the Advisory Committee of Arcadian Communications, LLC and is an advisor to the North China power grid.

WILLIAM C. MCCORMICK joined the Company in January 2004 as Interim Chief Executive Officer and resigned that post in November 2004 with the appointment of A. Mark Walter as President of Microfield Group, Inc. and Christenson Velagio.  Prior to coming to the Company, Mr. McCormick was Chief Executive Officer of Precision Castparts, Corp., a publicly traded aerospace company, from August 1994 to August 2002.  He also served as the Chairman of the Board of Directors there from October 1994 to August 2003.  Mr. McCormick joined Precision Castparts in April 1985.  Prior to Precision Castparts, Mr. McCormick spent 32 years at General Electric in various businesses, including GE Aircraft Engines, Carboloy Systems, Distribution Equipment, and Industrial Electronics.  Mr. McCormick is also Chairman of Merix, a NASDAQ company, is Vice Chairman of TECT Aerospace, is President of Homestead Capital, is on the advisory committee of Aequitas Capital & Riverlake Partners, is a director for WDC Drilling, SP Industries, and Glacier Bay, and is an investor in many private companies.  He was named as one of the Top 20 Business Leaders of Oregon businesses during the period of 1985 to 2005 and regularly consults with many Universities and various business enterprises.  Mr. McCormick has a B.S. in Mathematics from the University of Cincinnati.

GENE AMEDURI joined the Company in October 2005 through the Company’s acquisition of EnergyConnect, Inc.  On that date, he was named President of EnergyConnect.  He joined EnergyConnect in 2003 as Senior Vice President.  Prior to that, Mr. Ameduri was with Roth Brothers, Inc., a mechanical contractor.  Roth Brothers is a subsidiary of First Energy.  He was there from 1981 to 2003, and held the office of Vice President of the Facilities Automation Division among other management positions.  Mr. Ameduri holds a BS in Engineering from Case Western Reserve University and a MS in Mechanical Engineering from Youngstown State University.  Mr. Ameduri is a Registered Professional Engineer in Ohio, Pennsylvania and Florida.

GARY D. CONLEY was elected as a director on February 22, 2006.  Mr. Conley is currently the CEO and Chairman of the Board of Directors of SolFocus, a developer of solar technology specializing in concentrator solar technology.  Mr. Conley was CEO of GuideTech, a manufacturer of semiconductor test equipment from July 2003 to February 2005.  Prior to that, Mr. Conley was Senior Vice President in charge of the Memory Test Division at Credence Corporation, a manufacturer of semiconductor test equipment, from May 1993 to November 1996.  Mr. Conley was President of EPRO, a manufacturer of semiconductor test equipment from January 1990 to May 1993, at which time the business was sold to Credence.  Mr. Conley has been an active investor in early stage, advanced technology companies.  He sits on the boards of several companies.

KURT E. YEAGER was elected as a director on May 10, 2007.  Mr. Yeager, with more than 30 years of experience in the energy industry and energy research, was the President and Chief Executive Officer of the Electric Power Research Institute (“EPRI”), the national collaborative research and development organization for electric power. Under Mr. Yeager’s leadership, EPRI evolved from a non-profit electric power research institute into a family of companies encompassing collaborative and proprietary R&D as well as technical solution applications for the electricity enterprise in the U.S. and over 40 other countries.  As CEO, Mr. Yeager also led the electricity enterprise-wide collaborative development of the landmark Electricity Technology Roadmap, and the Electricity Sector Framework for the Future.  Since retiring from EPRI in 2004, Mr. Yeager has served as the Executive Director of the non-profit Galvin Electricity Initiative.  Previously, Mr. Yeager was the director of Energy R&D Planning for the EPA Office of Research.  Prior to that he was with the MITRE Corporation as associate head of the Environmental Systems Department.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

ADOPTION OF RESTATED ARTICLES OF INCORPORATION CHANGING THE
NAME OF MICROFIELD GROUP, INC. TO ENERGYCONNECT GROUP, INC.
(Proposal 2)

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that the Company’s shareholders approve the adoption of Microfield’s Tenth Restated Articles of Incorporation (the “Restated Articles”) to change its corporate name from “Microfield Group, Inc.” to “EnergyConnect Group, Inc.”  If the adoption of the Restated Articles is approved by our shareholders, the change in the corporate name will become effective upon the filing of the Restated Articles with the Secretary of State of the state of Oregon.  The Company currently plans to file the Restated Articles as soon as reasonably practicable after receiving approval of the amendment from its shareholders.

If this proposal is approved, Article 1 of the Company’s Restated Articles will state as follows:

ARTICLE 1
NAME

The name of the corporation is EnergyConnect Group, Inc. (the “Corporation”).

A copy of the Restated Articles will be filed with the Secretary of State of the state of Oregon.  A copy of the Restated Articles incorporating this name change is attached to this Proxy Statement as Appendix B.

Purpose and Rationale for the Proposed Adoption

Formerly, Microfield wholly owned two separate and distinct subsidiaries: EnergyConnect, Inc. (“ECI”), an Oregon corporation, and Christenson Electric, Inc. (“CEI”), an Oregon corporation.  On March 10, 2008, at a special meeting of shareholders, a majority of the Company’s shareholders approved the sale of CEI.  The final sale of CEI was consummated on April 24, 2008.  The Board believes that changing the Company’s name to reflect the name of its remaining subsidiary will further promote ECI in the national marketplace and the investment community.

Effect of the Proposed Adoption

Currently the Company’s stock is sold on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Over the Counter Bulletin under the symbol “MICG.OB”.  If the proposed name change is approved, the stock will trade under a new trading symbol which has not yet been assigned.

If the proposal to change the corporate name is not approved, the proposed Restated Articles with the name change incorporated will not be filed and the corporate name will remain unchanged.

Required Approvals

Oregon law requires majority shareholder approval to restate the Company’s Articles of Incorporation.  No other approvals are required to restate the Company’s Articles of Incorporation to change its name.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED ADOPTION OF RESTATED ARTICLES OF INCORPORATION.

ADOPTION OF RESTATED ARTICLES OF INCORPORATION REMOVING
LANGUAGE RELATED TO SERIES 2, 3 AND 4 PREFERRED STOCK
(Proposal 3)

The Board of Directors has adopted resolutions approving, declaring advisable and recommending that the Company’s shareholders approve the adoption of the Restated Articles to remove language related to the issuance, procedures and rights governing series 2, 3 and 4 preferred stock.  If the adoption of the Restated Articles is approved by our shareholders, the removal of this language will become effective upon the filing of the Restated Articles with the Secretary of State of the state of Oregon.  The Company currently plans to file the Restated Articles as soon as reasonably practicable after receiving approval of the amendment from its shareholders.

If this proposal is approved, all of the sections contained within Article II of the Ninth Restated Articles of Incorporation relating to series 2, 3 and 4 preferred stock will be removed.  These sections provide for the issuance of “Series 2 Preferred” stock, “Series 3 Preferred” stock, and “Series 4 Preferred” stock, as well as their respective conversion and dividend priority rights.  As each of these series of preferred stock has been fully converted to common stock as provided for in the Articles, these sections have become superfluous and no longer have any force or effect.  A copy of the Company’s proposed Tenth Restated Articles of Incorporation reflecting the removal of these sections is attached to this Proxy Statement as Appendix B.

Purpose and Rationale for the Proposed Adoption

The sections relating to the issuance, procedures and rights governing the Company’s series 2, 3 and 4 preferred stock are extensive and consume a large portion of Microfield’s Ninth Restated Articles of Incorporation.  With each share of the Company’s preferred stock having been converted to common stock, the removal of these sections will have no substantive effect on any of the shareholders of the Company.  Although the removal of this language will not have an effect on the Company or its shareholders, Oregon law does require that the restatement of the Company’s Articles of Incorporation be approved by a majority of its shareholders.

Effect of the Proposed Adoption

The adoption of the Restated Articles will have no effect on the Company or its shareholders.  The removal of these sections does not have a substantive effect on any rights of the Company’s shareholders and is wholly ministerial.

If the proposal to remove this language is not approved, the proposed Restated Articles with the removal of the series 2, 3 and 4 preferred stock language will not be filed and the sections relating to the preferred stock will remain unchanged.

Required Approvals

Majority shareholder approval is required to restate the Company’s Articles of Incorporation to remove this language.  No other approvals are required to remove this language from the Company’s Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED ADOPTION OF THE RESTATED ARTICLES OF INCORPORATION.

BOARD MEETINGS & COMMITTEES

ANNUAL REPORT OF THE AUDIT COMMITTEE

Three independent directors of the Corporation comprise the Audit Committee of the Board of Directors.  The Audit Committee operates under the Audit Committee Charter that was adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A.  The members of the Audit Committee, Messrs. Metcalf, Yeager and Harris, met several times during the fiscal year 2007 coincident with the filing of SEC quarterly Forms 10-QSB and other press releases involving financial matters.

The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to:

▪	Monitor the integrity of Microfield’s financial reporting process and systems of internal controls regarding accounting and finance;
▪	Monitor the independence and performance of the Microfield’s independent auditors;
▪	Provide an avenue of free and open communication among the independent auditors, management and board of directors;
▪	Review any conflict of interest situation brought to the committee’s attention; and
▪	Review Microfield’s approach to business ethics and compliance with the law.

In connection with Microfield’s financial statements for the year ended December 31, 2007, the Audit Committee:

▪	Reviewed and discussed with management and the independent auditors the audited financial statements;
▪
Discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principals generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Microfield’s accounting principals and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61);

▪	Received written disclosures and a letter from the independent auditors as required by Independence Standards Board Standard No. 1 and discussed the auditors’ independence with the auditors; and
▪	Recommended to the Board of Directors (and the Board has approved) that Microfield include its audited financial statements for the year ended December 31, 2007 in its Annual Report on Form 10-K.

This report is submitted on behalf of the members of the Audit Committee:

John P. Metcalf
Kurt E. Yeager
Phillip G. Harris

On August 21, 2007, the board of directors appointed Mr. Yeager as chairman its governance committee, joining Messrs. Conley, Yeager, Metcalf and McCormick as members of that committee.  The current policy requires that the governance committee consist of at least two Board Members. The governance committee had several informal meetings and discussions throughout 2007.  A copy of the Code of Ethics is available by contacting Mr. Bill Munger, c/o Microfield Group, Inc., 111 SW Columbia St., Suite 480, Portland, Oregon 97201.

Compensation Committee

The compensation committee consists of Mr. Harris, as Chairman, Mr. Yeager and Mr. Metcalf as committee members.  The compensation committee had several meetings during the year and numerous informal meetings and discussions throughout 2007.  The committee determines the compensation level, option grants and other compensation for our executive officers.

Compensation Committee Interlocks and Insider Participation

During our 2007 fiscal year, no member of our compensation committee had a position as an officer of our company.  None of the members of our compensation committee had any other relationship with us.

During the fiscal year ended December 29, 2007, one of our executive officers, Rodney M. Boucher served as a director on the board of Solfocus, Inc. whose Chief Executive Officer, Gary D. Conley, sat on the compensation committee of our company.  Mr. Boucher also sits on Solfocus’ compensation committee.  At the November 29, 2007 board of directors meeting, Mr. Conley resigned from the compensation committee and was replaced as chairman of that committee by Mr. Harris.  No other executive officers of Microfield serves as a:

A.    member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

B.     director of another entity, one of whose executive officers served on our compensation committee; or

C.     as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director.

Corporate Governance

The board of directors has determined that Messrs. Harris, Yeager and Metcalf are “independent” as that term is defined by NASDAQ.  Under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;  (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of our company has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of our Company’s outside auditor.

Compensation Discussion and Analysis

We believe our success depends on the continued contributions of our named executive officers.  Personal relationships are very important in our industry.  Our named executive officers are primarily responsible for many of our critical customer and supplier relationships.  The maintenance of these relationships is critical to ensuring our future success.  Therefore, it is important to our success that we retain the services of these individuals and prevent them from competing with us should their employment with us terminate.

Our compensation programs are designed to provide our named executive officers competitive salaries, short term bonus opportunities, and long term equity incentives.  Our goal is to provide our named executive officers with incentives that are aligned with the performance of our business and the performance of our common stock.  Our salary amounts are intended to be competitive with similarly situated companies.

Our compensation plan consists of the following components: salary, annual incentive bonus and long term equity incentives. The details of each these components are described in the tables and narrative below.

Our compensation plan is aimed to further our belief that that retaining these officers is imperative to our success.  The long-term equity incentive plan, under which options are issued, is designed to award activities that increase the trading price of our common stock.  The management incentive bonus plan is designed to reward increases in our earnings before interest, taxes, and amortization.

Compensation Committee Report on Executive Compensation

The compensation committee is comprised of three independent non-employee directors.  The committee sets the principles and strategies it serves to guide the design of our compensation plans and programs.  The committee will annually evaluate the performance of our CEO and the other named executive officers.  Taking their performance evaluations into consideration, the committee will establish and approve their compensation levels, including base salary, annual bonuses, and equity incentives.  The committee met several times during the year, the last time on November 28, 2007, and considered compensation plans and programs entered into between Microfield and the CEO and named executive officers.

Our Compensation Philosophy and Plans

Our executive compensation program is designed to attract and retain superior executive talent, to provide incentives and rewards to executive officers who will contribute to our long-term success and to closely align the interests of executives with those of our stockholders.  The Compensation Committee reviews our executive compensation plans and programs through the application of the business judgment of each of its members.  The Compensation Committee uses discretion and considers an executive’s entire compensation package when setting each portion of compensation, which is based upon corporate goals and performance, individual initiatives and performance, and overall market considerations.  The principal elements of our executive compensation program consist of: (i) annual base salary, (ii) participation in our management incentive plan that provides for an annual bonus, and (iii) equity incentive plan.

Base Salaries.  Annual base salaries for executive officers are initially determined by evaluating the responsibilities of the position and the experience and knowledge of the individual.  Also taken into consideration is the competitiveness of the marketplace for executive talent, including a comparison of base annual salaries for comparable positions at peer companies.

Stock Incentive Plan.  The Amended 2004 Stock Incentive Plan permits the grant of incentive stock options, non-qualified stock options, restricted stock, restricted stock units, performance shares, stock appreciation rights (“SARS”) and other common stock-based awards to our executive officers.  Options to purchase our common stock and/or SARS have been issued to each executive officer as further set forth below in the “Summary Compensation Table”.  The options and SARS both have an exercise price equal to the fair market value of our common stock on the grant date.  The options and SARS granted to our CEO and our executive officers on November 21, 2006 are 2% vested on December 30, 2006.  The Compensation Committee believes that equity incentives help align the interests of the executives with those of the stockholders and provide incentives for the executives to create long-term value for our stockholders.

Section 162(m) Section 162(m) of the Internal Revenue Code, provides that compensation in excess of $1,000,000 paid to the President and CEO or to any of the other four most highly compensated executive officers of a public company will not be deductible for federal income tax purposes unless such compensation satisfies one of the enumerated exceptions set forth in Section 162(m).  The Compensation Committee has reviewed our compensation plans and programs with regard to the deduction limitation set forth in Section 162(m).  Based on this review, the Compensation Committee anticipates that the annual bonus, long term incentive plan bonus and gain, if any, recognized by our CEO and named executive officers upon the exercise of stock options or SARS meet the requirements for deductibility under Section 162(m) of the Code.

Compensation of the Chief Executive Officer. Mr. Boucher is paid an annual salary of $300,000 and is eligible for an annual bonus if our financial targets are achieved.  The amount of the annual bonus is determined using a floating percentage of annual base salary based on the level of attainment of various financial metrics.  The Compensation Committee believes that Mr. Boucher is critical to our future success and that this compensation package properly aligns his interests with that of our shareholders.

The Compensation Committee:
Mr. Phillip G. Harris
Mr. Kurt E. Yeager
Mr. John P. Metcalf

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and other executive officers of our Company whose total annual salary and bonus exceeded $100,000 (collectively, the “named officers”) for fiscal years 2007, 2006 and 2005.

Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Option Awards ($) *	All Other Compensation ($)	Total ($)
Rodney M. Boucher (1)	2007	300,000	41,430	12,415	353,845
Chief Executive Officer, President and Director	2006	300,000	2,771	12,415	315,186
	2005	62,500	—	—	62,500

A. Mark Walter (2)	2007	208,000	104,796	7,200	319,996
President and Former Director	2006	208,000	92,150	7,200	307,202
	2005	153,939	67,433	7,200	228,572

Randall R. Reed (3)	2007	208,000	34,349		242,349
Chief Financial Officer	2006	208,000	19,250	—	227,250
	2005	56,000	4,525	—	60,525

Gene Ameduri (4)	2007	200,000	16,249	5,736	221,985
President of ECI and Director	2006	200,000	1,150	5,736	206,886
	2005	41,667	—	—	41,667

John Stremel (5)	2007	180,000	7,649	—	187,649
Senior Vice President	2006	180,000	501	—	180,501
	2005	38,077	—	—	38,077

*
Amounts represented stock-based compensation expense for fiscal year 2007 under SFAS 123R as discussed in Note 2, “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included elsewhere in this annual report.

(1)	Mr. Boucher was appointed our Chief Executive Officer on October 13, 2005, and President of Microfield on April 24, 2008.

(2)
Mr. Walter was appointed our President effective November 18, 2004. Prior to this appointment he served as our Senior Vice President and Chief Operating Officer.  Mr. Walter resigned from his position as Microfield’s President on April 24, 2008.

(3)	Mr. Reed was appointed our Chief Financial Officer on September 19, 2005.

(4)	Mr. Ameduri was appointed President of ECI on October 13, 2005.

(5)	Mr. Stremel was appointed Senior Vice President on October 13, 2005.

Employment Agreements with Named Executive Officers

As of December 29, 2007, we have not entered into employment agreements with any of our executive officers.

Options Granted with Named Executive Officers

During 2007, we granted 2,707,500 incentive stock options to purchase Microfield Group, Inc. common stock under our Stock Incentive Plan 900,000.  No other current executive officers received options exercisable for shares of our Common Stock during fiscal 2007.  The following table sets forth information regarding stock options granted to our named officers under our Stock Incentive Plan during the fiscal year ended December 29, 2007:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Rodney M. Boucher	11/29/07	-	500,000	$0.94	392,500
Randall R. Reed	11/29/07	-	150,000	$0.94	117,750
Gene Ameduri	11/29/07	-	150,000	$0.94	117,750
John Stremel	11/29/07	-	100,000	$0.94	78,500

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information with respect to grants of options to purchase our common stock under our Stock Incentive Plan to the named executive officers during the fiscal year ended December 29, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Rodney M. Boucher	10,417	489,583	$0.94	11/29/12
	63,646	171,354	$0.65	11/21/11

A. Mark Walter	26,406	71,094	$0.65	11/21/11
	666,667	333,333	$0.35	4/29/10
	75,000	25,000	$0.40	12/3/09
	97,917	2,083	$0.48	1/22/09

Randall R. Reed	3,125	146,875	$0.94	11/29/12
	26,406	71,094	$0.65	11/21/11
	58,333	41,667	$0.84	8/23/10

Gene Ameduri	3,125	146,875	$0.94	11/29/12
	26,406	71,094	$0.65	11/21/11

John Stremel	2,083	97,917	$0.94	11/29/12
	11,510	30,990	$0.65	11/21/11
	575,460	-	$0.32	2/6/08

DIRECTOR COMPENSATION

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2007 for services to our company.  All option awards were granted from our Stock Incentive Plan.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)
William C. McCormick (3)	$13,000	$1,635	$14,635
Gary D. Conley (4)	$2,000	$1,227	$3,227
Kurt E. Yeager (5)	$1,500	$36,940	$38,440
John P. Metcalf (6)	$1,000	$42,904	$43,904
Phillip G. Harris (7)	$500	$34,090	$34,590

(1)	Those directors considered as outside directors are compensated $500 for each board meeting held at the Company’s headquarters or other location where the director is required to travel.

(2)
Amounts represented stock-based compensation expense for fiscal year 2007 for stock options granted in 2007 under SFAS 123R as discussed in Note 2, “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included elsewhere in this annual report.

(3)
Under our 2004 Stock Incentive Plan, on November 29, 2007, Mr. McCormick was granted a stock option to purchase 100,000 shares of common stock, which option vests over 48 months.  The aggregate grant date fair value of this award is $78,500.

(4)
Under our 2004 Stock Incentive Plan, on November 29, 2007, Mr. Conley was granted a stock option to purchase 75,000 shares of common stock, which option vests over 48 months.  The aggregate grant date fair value of this award is $58,875.

(5)
Under our 2004 Stock Incentive Plan, on May 10, 2007, Mr. Yeager was granted a stock option to purchase 50,000 shares of common stock, which option vests immediately.  On November 29, 2007, Mr. Yeager was also granted a stock option to purchase 85,000 shares of common stock, which option vests over 48 months.  The aggregate grant date fair value of these awards is $102,275.

(6)
Under our 2004 Stock Incentive Plan, on June 29, 2007, Mr. Metcalf was granted a stock option to purchase 50,000 shares of common stock, which option vests immediately.  On November 29, 2007, Mr. Metcalf was also granted a stock option to purchase 95,000 shares of common stock, which option vests over 48 months. The aggregate grant date fair value of these awards is $115,925.

(7)
Under our 2004 Stock Incentive Plan, on October 10, 2007, Mr. Harris was granted a stock option to purchase 50,000 shares of common stock, which option vests immediately.  On November 29, 2007, Mr. Harris was also granted a stock option to purchase 85,000 shares of common stock, which option vests over 48 months. The aggregate grant date fair value of these awards is $99,425.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of June 30, 2008 as to (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of any class of our common or preferred stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group. Except as otherwise noted, we believe the persons listed below have sole investment and voting power with respect to the common Stock owned by them.

		Common Stock and Common Stock Equivalents
Five Percent Shareholders, Directors, Director Nominees and Certain Executive Officers		Equivalent Common Shares Beneficially Owned (1)	Approximate Voting Percentage (2)
(3)	Robert J. Jesenik 5300 Meadows Rd., Suite 400 Lake Oswego, OR 97035	7,570,230	7.9%
(4)	Rodney M. Boucher 111 SW Columbia, Suite 400 Portland, OR 97201	15,237,088	15.1%
(5)	Gene Ameduri 111 SW Columbia, Suite 400 Portland, OR 97201	9,607,790	9.8%
(6)	William C. McCormick 111 SW Columbia, Suite 400 Portland, OR 97201	2,926,459	3.0%
(7)	Randall R. Reed 111 SW Columbia, Suite 400 Portland, OR 97201	187,031	*
(8)	Gary D. Conley 111 SW Columbia, Suite 400 Portland, OR 97201	115,625	*
(9)	Kurt E. Yeager 111 SW Columbia, Suite 400 Portland, OR 97201	65,938	*
(10)	John P. Metcalf 111 SW Columbia, Suite 400 Portland, OR 97201	161,563	*
(11)	Phillip G. Harris 111 SW Columbia, Suite 400 Portland, OR 97201	159,688	*
(12)	All directors and executive officers as a group (7 persons)	28,461,181	26.5%

*	Less than 1%

(1)
Shares to which the person or group has the right to acquire within 60 days after June 30, 2008 are deemed to be outstanding in calculating the percentage ownership of the person or group but are not deemed to be outstanding as to any other person or group.

(2)	Percentage prior to offering is based on 94,651,461 shares of common stock outstanding as of June 30, 2008.

(3)	Includes 955,654 warrants convertible into common stock within 60 days after June 30, 2008.

(4)	Includes 6,325,433 warrants and options convertible into common stock within 60 days after June 30, 2008.

(5)	Includes 3,940,919 warrants and options convertible into common stock within 60 days after June 30, 2008.

(6)	Includes 1,932,258 warrants and options convertible into common stock within 60 days after June 30 , 2008.

(7)	Includes 159,531 warrants and options convertible into common stock within 60 days after June 30 , 2008.

(8)	Includes 103,125 warrants and options convertible into common stock within 60 days after June 30, 2008.

(9)	Includes 65,938 warrants and options convertible into common stock within 60 days after June 30 , 2008.

(10)	Includes 99,063 warrants and options convertible into common stock within 60 days after June 30 , 2008.

(11)	Includes 97,188 warrants and options convertible into common stock within 60 days after June 30, 2008.

(12)	Includes 12,723,454 warrants and options convertible into common stock within 60 days after June 30, 2008.

EXECUTIVE OFFICERS OF THE REGISTRANT

The names, ages and positions of the Company’s executive officers are as follows:

NAME	AGE	CURRENT POSITION(S) WITH COMPANY
Rodney M. Boucher	64	Chief Executive Officer, President and Director
A. Mark Walter	43	President and Director*
Randall R. Reed	51	Chief Financial Officer & Secretary
* Mr. Walter resigned from Microfield’s Board on October 12, 2007, and resigned as President of Microfield on April 24, 2008.

As of December 29, 2007, we have not entered into employment agreements with any of our executive officers.

Grants of plan-based awards

During 2007, we granted 2,707,500 incentive stock options to purchase Microfield Group, Inc. common stock under our Stock Incentive Plan, 900,000 of which were granted to the named officers.  No other current executive officers received options exercisable for shares of our Common Stock during fiscal 2007.  The following table sets forth information regarding stock options granted to our named officers under our Stock Incentive Plan during the fiscal year ended December 29, 2007:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Rodney M. Boucher	11/29/07	-	500,000	$0.94	392,500
Randall R. Reed	11/29/07	-	150,000	$0.94	117,750
Gene Ameduri	11/29/07	-	150,000	$0.94	117,750
John Stremel	11/29/07	-	100,000	$0.94	78,500

Outstanding equity awards at fiscal year-end

The following table sets forth information with respect to grants of options to purchase our common stock under our Stock Incentive Plan to the named officers as of December 29, 2007.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Rodney M. Boucher	10,417	489,583	$0.94	11/29/12
	63,646	171,354	$0.65	11/21/11

A. Mark Walter	26,406	71,094	$0.65	11/21/11
	666,667	333,333	$0.35	4/29/10
	75,000	25,000	$0.40	12/3/09
	97,917	2,083	$0.48	1/22/09

Randall R. Reed	3,125	146,875	$0.94	11/29/12
	26,406	71,094	$0.65	11/21/11
	58,333	41,667	$0.84	8/23/10

Gene Ameduri	3,125	146,875	$0.94	11/29/12
	26,406	71,094	$0.65	11/21/11

John Stremel	2,083	97,917	$0.94	11/29/12
	11,510	30,990	$0.65	11/21/11
	575,460	-	$0.32	2/6/08

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE
Name	Number of Shares Acquired On Exercise (#)	Value Realized ($) (1)	Securities Underlying Unexercised Options At FY-End (#) exercisable/ Unexercisable		Value of Unexercised In-The-Money Options At FY-End ($) (2) Exercisable/ Unexercisable		Grant Date	Expiration Date

A. Mark Walter	—	—	47,917	52,083	$91,042	$98,958	1/22/04	1/22/09
			25,000	75,000	52,500	157,500	12/3/04	12/3/09
			166,667	833,333	358,333	1,791,667	4/29/05	4/29/10

Randall R. Reed	—	—	100,000	—	$166,000	—	8/23/05	8/23/10

William C. McCormick	—	—	1,150,000	50,000	$2,369,000	$103,000	11/12/04	11/12/09
	—	—	50,000	—	112,000	—	4/7/05	4/7/10
	—	—	166,667	833,333	276,667	1,383,333	8/23/05	8/23/10

(1)	Market value of the underlying securities at exercise date, minus exercise price of the options.

(2)	Market value of the underlying securities at December 31, 2005, $2.50 per share, minus exercise price of the unexercised options.

EQUITY COMPENSATION PLAN INFORMATION

The following summarizes our equity compensation information as of December 29, 2007.

	Number of Securities to be issued upon exercise of outstanding options and warrants	Weighted average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	9,723,750	$0.69	9,051,743
Equity compensation plans not approved by security holders	28,549,182	$2.46	N/A
Total	38,272,931	$2.01	N/A

The Company has a Stock Incentive Plan (the “Plan”).  At December 29, 2007, 9,723,750 shares of common stock were reserved, respectively, for issuance to employees, officers, directors, and outside advisors.  Under the Plan, the options may be granted to purchase shares of the Company’s common stock at fair market value, as determined by the Company’s Board of Directors, at the date of grant.  The options are exercisable over a period of up to five years from the date of grant or such shorter term as provided for in the Plan.  The options become exercisable over periods ranging between one and four years.

On June 30, 2006, in conjunction with a private placement which resulted in gross proceeds of $15,000,000, the Company sold 7,500,000 shares of common stock at $2.00 per share, and issued warrants to purchase up to 5,625,000 shares of common stock.  The warrants have a term of five years and an exercise price of $3.00 per share.  Since the warrants are subject to certain registration rights, the Company recorded a warrant liability totaling $14,758,004 in accordance with EITF 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock.”  The warrant liability has been recalculated using the closing price of the Company’s common stock as of June 30, 2006 of $3.07.  The registration rights provide for the Company to file a registration statement with the Securities and Exchange Commission (“SEC”) no later than 90 days after the closing of the transaction and have it declared effective by the SEC no later than 120 days after the closing of the transaction.  The registration statement was filed with the SEC on July 21, 2006.  The Company valued the warrants using the Black-Scholes option pricing model, applying a useful life of 5 years, a risk-free rate of 5.35%, an expected dividend yield of 0%, a volatility of 123% and a deemed fair value of the common stock of $3.07, which was the closing market price on June 30, 2006.

On October 13, 2005, the Company entered into an agreement to purchase all the outstanding shares of EnergyConnect, Inc. (“ECI”) in exchange for 27,365,305 shares of the Company’s common stock at $2.34 per common share, issuance of 19,695,432 warrants to purchase the Company’s common shares at $2.58 per share, and issuance of 3,260,940 options to purchase the Company’s common stock at $0.32 per share.  The transaction was valued at approximately $108 million.

On October 5, 2005, the Company completed a private placement in the amount of $3,434,000 in exchange for 4,905,717 shares of the Company’s common stock, and warrants to purchase another 2,944,693 shares of the Company’s common stock at $0.90 per share.  The Company also issued an additional 327,886 common shares in payment of a $229,520 fee charged by an investment advisor in the transaction. As a part of the private placement, the Company was required to pay $1.1 million to JMW Group, LLC and Christenson Leasing, LLC (“CLLLC”), both related parties, to reduce the debt in the Company’s subsidiaries.  As a part of the private placement agreement, the warrants were included as a part of the equities for which registration rights were received.  According to current accounting pronouncements, the Black-Scholes value of these warrants were recorded as a warrant liability and a reduction of paid in capital at the date of the transaction.  The change in the value of these warrants of $503,543 between the issue date and the end of the fiscal year was then recorded as an increase in the warrant liability, with an expense for warrant revaluation recorded as a charge in the consolidated statement of operations.

On September 10, 2004, the Company entered into a Master Vehicle Lease Termination Agreement with CLLLC, under which the Company terminated its previous master vehicle lease agreement with CLLLC.  Under the terms of this termination agreement, the Company was released from its obligation under the previous master vehicle lease agreement.  In consideration for this release, the Company issued 1,000,000 warrants to purchase the Company’s common shares, which were valued at $515,000 using the Black Scholes model.  This warrant value was recorded in the Company’s consolidated balance sheet as common stock warrants, with a corresponding expense recorded in the Company’s consolidated statement of operations.

In connection with the August 24, 2004 debt issuance by Destination Capital, LLC, the Company is obligated to issue warrants to purchase the Company’s common stock.  According to the terms of the debt issuance, warrants in the amount of 12.5% percent of the loan balance, outstanding on the first day of each month, will be issued to the debt holders for each calendar month that the debt is outstanding.  Each warrant is exercisable into one share of common stock at the lesser of $0.38 per share or the price applicable to any shares, warrants or options issued (other than options issued to employees or directors) while the loan is outstanding, and will expire in 2009.  Prior to this debt issuance, the Company exercised an option to convert $1,400,000 of outstanding debt into preferred stock that is convertible into shares of common stock.  This exercise, when aggregated with all other outstanding equity arrangements, resulted in the total number of common shares that could be required to be delivered to exceed the number of authorized common shares.  In accordance with EITF 00-19, the fair value of the 37,500 warrants initially issued in connection with the debt issuance must be recorded as a liability for warrant settlement in the financial statements using the Black-Scholes model, and any subsequent changes in the Company’s stock price to be recorded in earnings.  Accordingly, the aggregate fair value of these warrants, issued prior to September 1, 2004, was determined to be $17,513.  At the end of each quarter the increase or decrease in derivative value was recorded in earnings in the consolidated statement of operations.  On September 1, 2004, the Company’s shareholders voted to increase the authorized shares available for issuance or conversion, which cured the situation described above. Accordingly, the fair value of the warrants on September 1, 2004 was determined to be $20,775.  The warrant liability was reclassified to shareholders’ equity and the increase from the prior quarter end warrant value was recorded in earnings.

For the months from September 1, 2004 to July 2, 2005, according to the terms of the warrant provision of the August 24, 2004 debt agreement, the Company is obligated to issue 1,588,542 additional warrants.  The value of these warrants of $604,955 was added to shareholders’ equity on the consolidated balance sheet, with a corresponding expense charged to interest expense in the consolidated statement of operations.  This included a charge against earnings of $320,967 associated with an aggregate of 894,792 warrants, that the Company was obligated to issue during the first six months of fiscal year, 2005.  On August 1, 2005, the Company re-negotiated the debt obligation with Destination Capital LLC, and eliminated the warrant provision previously contained in the note.  There was no interest expense associated with this note charged against the Company’s statement of operations after July 1, 2005.

On July 28, 2004, the Company issued an aggregate of 1,600,000 shares of common stock to a consultant in exchange for $560,000 of services rendered, which approximated the fair value of the shares issued during the period services were completed and rendered.  Compensation costs of $560,000 were charged to operations during the year ended January 1, 2005.

In connection with the January 22, 2004 debt issuance, the Company is obligated to issue warrants to purchase the Company’s common stock.  According to the terms of the debt issuance, warrants in the amount of one percent of the Company’s fully diluted common stock will be issued to the debt holders on the first day of each calendar month that the debt is outstanding.  The Company repaid this debt in April 2004, and accordingly issued 1,403,548 warrants, which is equivalent to 4% of the fully diluted common stock outstanding under the terms outlined in that agreement.  Each warrant is exercisable into one share of common stock at $0.31 per share, subject to changes specified in the debt agreement, and will expire in 2008.  Prior to this debt issuance, the Company exercised an option to convert $1,400,000 of outstanding debt into preferred stock that is convertible into shares of common stock.  This exercise, when aggregated with all other outstanding equity arrangements, resulted in the total number of common shares that could be required to be delivered to exceed the number of authorized common shares.  In accordance with EITF 00-19, the fair value of the warrants issued in connection with the debt issuance must be recorded as a liability for warrant settlement in the financial statements using the Black-Scholes model, and any subsequent changes in the Company’s stock price to be recorded in earnings.  Accordingly, the aggregate fair value of these warrants, on the date each of the obligations to issue warrants arose, was determined to be $701,824.  At September 1, 2004, the Company’s shareholders voted to increase the authorized shares available for issuance or conversion, which cured the situation described above.  Accordingly, the fair value of the warrants on September 1, 2004 was determined to be $780,372.  The warrant liability was reclassified to shareholders’ equity and the increase from the initial warrant value was recorded in earnings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during 2007, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with, except that three Forms 4 with respect to Mr. Stansell, a retired director, were filed late, two Forms 4 with respect to Messrs. Ameduri, Conley, Boucher, Yeager, Reed and McCormick were filed late, and one Form 4 with respect to Mr. Metcalf was filed late.

RBSM LLP

The following is a summary of the fees billed to Microfield Group, Inc. by RBSM LLP for professional services rendered in connection with the fiscal years ended, December 29, 2007, December 30, 2006 and December 31, 2005, respectively.

	December 29, 2007	December 30, 2006	December 31, 2005
Fee Type

Audit fees	$254,630	$220,212	$134,824
Audit related fees	61,260	54,974	41,350
Tax fees	17,150	825	-
All other fees	-	-	-

Total fees	$333,040	$276,011	$176,174

Audit fees consist of billings for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports that are normally provided by independent accounting firms in connection with regulatory filings, including audit services performed related to mergers and acquisitions.

AUDIT-RELATED FEES. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Microfield Group, Inc. financial statements and are not reported under “Audit Fees.”

TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning.

ALL OTHER FEES. Consists of fees for services other than the services reported above. There were no other services provided in fiscal 2007, 2006 and 2005.

Prior to engagement of our independent auditor, such engagement is approved by our audit committee. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pursuant to our Audit Committee Charter, the independent auditors and management are required to report to our audit committee at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended December 29, 2007, were approved by our audit committee.

TRANSACTIONS WITH RELATED PERSONS

Microfield completed the sale of all of the outstanding capital stock of its wholly owned subsidiary, CEI, to CEI Acquisition, LLC on April 24, 2008.  Pursuant to the terms and conditions of an Acquisition Agreement dated November 27, 2007 (the “Acquisition Agreement”), as amended January 30, 2008, all of CEI’s assets were included in the sale.

The total consideration received pursuant to the Acquisition Agreement which consisted of cash and assumption of debt, was $9,050,000.  The cash purchase price set forth in the Acquisition Agreement was $1,650,000.  In addition, pursuant to the terms of the Acquisition Agreement, CEI remains obligated for approximately $7,400,000 of debt.  Microfield has agreed to remain as guarantor on approximately $1,200,000 of debt in exchange for the agreement by CEI to pay a guaranty fee to Microfield and receipt of a personal guaranty of the debt given by A. Mark Walter in favor of Microfield.

CEI Acquisition was formed by A. Mark Walter solely for the purpose of purchasing CEI and Mr. Walter is the sole member of CEI Acquisition.  Mr. Walter resigned from Microfield’s Board on October 12, 2007, and also resigned as President of Microfield upon the consummation of the sale of CEI on April 24, 2008.  Additionally, Mr. Walter had a total of 1,297,500 outstanding options to purchase Microfield stock as of February 1, 2008.  As of that date, 893,021 of these options had vested.  The remaining 404,479 unvested options to purchase Microfield stock would fully accelerate at the closing of the sale of CEI.  The aggregate value of these unvested options to be accelerated as of that date was $224,072.

In order to ensure that the sale of CEI was fair to Microfield from a financial point of view, and avoid any potential conflicts of interest with Mr. Walter, Microfield’s Board created a special committee of three independent directors of the Board to negotiate the terms of the transaction and oversee the entire process.  The Special Committee received legal counsel and recommended that the Board engage an investment advisor to assist Microfield in negotiating the terms of the transaction and to issue a fairness opinion.  In response, the Board engaged Roth Capital Partners, LLC as a financial advisor.  After extensive research and attempts to locate competitive bids, Roth issues a fairness opinion stating that the consideration to be paid for CEI was fair to Microfield.  The Special Committee also advised the Board that in light of the fact that Mr. Walter was seeking to purchase CEI, Microfield should condition the sale of CEI on obtaining majority shareholder approval.  Further, the Special Committee recommended that Microfield appoint its Chief Financial Officer to closely oversee and monitor the operations of CEI during this time.  The Board acted on and approved all of the recommendations of the Special Committee.

Majority approval of Microfield’s shareholders was a condition precedent to the sale of CEI and therefore Microfield solicited proxies and held a special meeting of shareholders at its offices on March 10, 2008.  Through this proxy solicitation and meeting, a majority of Microfield’s shareholders approved the sale of CEI.  The proxy statement mailed to shareholders in relation to this transaction, along with the Acquisition Agreement and fairness opinion of Roth, were submitted to the SEC and are all available at www.sec.gov.

OTHER MATTERS

Neither the Board of Directors nor management intends to bring any matter for action at the Annual Meeting of Shareholders other than those matters described above.  If any other matter or any proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

FINANCIAL INFORMATION

For more detailed information regarding Microfield, including financial statements, you may refer to our most recent Form 10-Q for the quarterly period ended March 29, 2008, and other periodic filings with the SEC which we file from time to time.  This information may be found on the SEC’s EDGAR database at www.sec.gov.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2009 annual meeting of shareholders must be received by the Company at its principal office no later than February 2, 2009, to be considered for inclusion in the proxy statement for the Company’s 2009 annual meeting of shareholders.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts are “forward-looking statements” within the meaning of the federal securities laws.  Although the Company believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct.  These forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with other documents of the Company on file with the SEC.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for the Company to predict all of such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.  Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligations to update the information contained in such statement to reflect subsequent developments or information.

/s/ Randall R. Reed
Randall R. Reed
Secretary

Appendix A

MICROFIELD GROUP, INC.
PROXY
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON September 24, 2008

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated August 12, 2008, and hereby names, constitutes and appoints Randall R. Reed and Rodney M. Boucher, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Microfield Group, Inc. (the “Company”), to be held at 10:00 a.m. on September 24, 2008, and at any postponement or adjournment thereof, and to vote all the shares of Common Stock, including the shares of Common Stock into which any Preferred Stock has converted into, held of record in the name of the undersigned on July 18, 2008 with all the powers that the undersigned would possess if he were personally present.

Please mark your votes as /X/ indicated in this example.
		FOR all nominees listed below (except as marked all nominees to the contrary below)	WITHHOLD AUTHORITY (to vote for nominees listed below)
PROPOSAL 1:	Election of Directors	/ /	/ /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME BELOW.)

WILLIAM C. MCCORMICK	PHILLIP G. HARRIS	KURT E. YEAGER
JOHN P. METCALF	RODNEY M. BOUCHER	GENE AMEDURI	GARY D. CONLEY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

		FOR PROPOSAL 2	AGAINST PROPOSAL 2	ABSTAIN ON PROPOSAL 2:
PROPOSAL 2:	Amendment of the Articles of Incorporation to change the name of the Company from “Microfield Group, Inc.” to “EnergyConnect Group, Inc.”	/ /	/ /	/ /

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF PROPOSAL 2.

		FOR PROPOSAL 3	AGAINST PROPOSAL 3	ABSTAIN ON PROPOSAL 3:
PROPOSAL 2:	Adoption of Restated Articles of Incorporation removing language related to Series 2, 3, and 4 Preferred Stock	/ /	/ /	/ /

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
APPROVAL OF PROPOSAL 3.

I DO ☐	DO NOT ☐	PLAN TO ATTEND THE ANNUAL MEETING. (PLEASE CHECK)

The shareholder signed below reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company’s Secretary at the Company’s corporate offices at 111 SW Columbia, Suite 480, Portland, Oregon 97201, prior to the Annual Meeting.  The power of the Proxy holders shall also be suspended if the shareholder signed below appears at the Annual Meeting and elects in writing to vote in person.

Signature(s)__________________________________________ Dated ______________________, 2008
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.